DELAWARE GROUP INCOME FUNDS

Delaware Strategic Income Fund

Supplement to the Prospectuses
dated September 28, 2001

The following replaces the first paragraph in the section "Dividends, distributions and taxes":

Dividends, if any, are declared and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

This Supplement is dated May 24, 2002.